UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2008 (Date of earliest event reported)
Corning Natural Gas Corporation (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-00643 (Commission File Number)	16-0397420 (I.R.S. Employer Identification No.)

330 West William Street, Corning New York (Address of principal executive offices)	14830 (Zip Code)

(607) 936-3755 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 19, 2008, the Company issued a press release announcing financial results for the year ended September 30, 2008 and the board’s vote to reinstate a quarterly dividend, subject to the approval of the New York State Public Service Commission.  The press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated December 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation

	By:	/s/ Firouzeh Sarhangi
Dated: December 22, 2008		By Firouzeh Sarhangi, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 19, 2008